UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

May 17, 2012
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2012, the Board of Directors of Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) appointed Michael S. Gamzon to the position of President and Chief Operating Officer.  Mr. Gamzon, 42 years of age, has been Executive Vice President and Chief Operating Officer of Griffin since September 2010. Mr. Gamzon joined Griffin as a Vice President in January 2008. Prior to joining Griffin, Mr. Gamzon was an Investment Analyst with Alvin Capital Partners, LLC from April 2005 through January 2008 and with Cobalt Capital Management, LLC from March 2002 through March 2005.  Also on May 17, 2012, the Board of Directors of Griffin appointed Frederick M. Danziger to the position of Chairman of the Board of Directors and Chief Executive Officer. Mr. Danziger, 72 years of age, had been Griffin’s President and Chief Executive Officer and a Director since Griffin became a public company in 1997.  Mr. Danziger is also a Director of Monro Muffler Brake, Inc.

Frederick M. Danziger is the father-in-law of Michael S. Gamzon and the father of David M. Danziger, a Director of Griffin. Michael S. Gamzon is the son-in-law of Frederick M. Danziger and the brother-in-law of David M. Danziger.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	Annual Meeting of Stockholders: May 17, 2012

(b)	The following were elected as Directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified, representing all of the directors:

1) Mr. Winston J. Churchill, Jr. was elected a Director with 3,140,831 votes for, 1,770,630 votes withheld and 132,581 broker non-votes.

2) Mr. David M. Danziger was elected a Director with 3,237,985 votes for, 1,673,476 votes withheld and 132,581 broker non-votes.

3) Mr. Frederick M. Danziger was elected a Director with 3,276,738 for, 1,634,723 votes withheld and 132,581 broker non-votes.

4) Mr. Thomas C. Israel was elected a Director with 3,125,243 votes for, 1,786,218 votes withheld and 132,581 broker non-votes.

5) Mr. Albert H. Small, Jr. was elected a Director with 3,297,107 votes for, 1,614,354 votes withheld and 132,581 broker non-votes.

The selection of McGladrey & Pullen, LLP as independent registered public accountants for fiscal 2012 was ratified with 5,009,857 votes for, 33,844 votes against, and 341 abstentions.

The advisory (non-binding) resolution approving the compensation of Griffin’s Named Executive Officers was approved with 4,773,722 votes for, 52,127 votes against, 85,612 abstentions and 132,581 broker non-votes.

Item 7.01.	Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Registrant’s May 18, 2012 press release announcing the appointments discussed in Item 5.02 above.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant's May 18, 2012 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: May 18, 2012